Supplement dated September 5, 2023
to the Statement of Additional Information (SAI), dated September 1, 2023, for the following fund (the Fund):
Fund
Columbia Funds Series Trust I
Multi-Manager (MM) Directional Alternative Strategies Fund
Effective immediately, references to J.P. Morgan Investment Management Inc. (JPMIM), as subadviser to the Fund are hereby removed.
Effective immediately, the information in the “Subadvisers Subadvisory and Sub-Subadvisory Agreement Fee Schedules or Aggregate Effective Fee Rates” table under the subsection “Investment Management and Other Services – The Investment Manager and Subadvisers – Subadvisory Agreements” of the SAI with respect to the Fund is hereby superseded and replaced with the following:
Fund	Subadviser	Parent Company/Other Information	Fee Schedule or Aggregate Effective Fee Rates
MM Directional Alternative Strategies Fund	Boston Partners (since commencement of operations) Allspring (since November 1, 2018)	C E	0.590% (f)
(f)	JPMIM ceased serving as subadviser to a portion of the Fund’s assets, effective September 5, 2023. The rate shown is the estimated aggregate effective fee rate that will be paid by the Investment Manager to the subadvisers for the Fund as of such date.
The rest of the section remains the same.
Effective immediately, the following disclosure is added to the subsection “Expense Limitations – Expense Reimbursement Agreements” in the “Investment Management and Other Services” section of the SAI:
Expense Reimbursement Arrangements
MM Directional Alternatives Strategies Fund
The Investment Manager is voluntarily waiving a portion of its management fee effective September 5, 2023 (the Waiver Effective Date) on Fund assets formerly managed by a Fund subadviser that was terminated on the Waiver Effective Date (the Former Subadviser’s Sleeve), which assets have been managed directly by the Investment Manager since that date. The Investment Manager will waive its management fees in an amount equal to the subadvisory fees that would have been paid by the Investment Manager to the former subadviser with respect to the Former Subadviser’s Sleeve (based on the fee schedule in the terminated subadvisory agreement between the Investment Manager and the former subadviser and the daily value of such assets). This voluntary management fee waiver is not taken into account as an offset to the Fund’s operating expenses when calculating an existing contractual fee waiver/reimbursement arrangement between the Fund and the Investment Manager, and therefore provides an additional financial benefit to Fund shareholders. The Investment Manager may discontinue the voluntary waiver at any time.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP910_00_041_(09/23)